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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

             Date of Report (Date of earliest reported): May 4, 2006

                                 XACT AID, INC.
               (Exact name of registrant as specified in charter)



          NEVADA                       000-25022                  113718650
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


         143 Triunfo Canyon Road, Suite 104, Westlake Village, CA 91361 Registrant's telephone number, including area code: (805) 494-7838

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
              1065 Avenue of the Americas New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SALE OF BROOKE CARLYLE LIFE SCIENCES, INC. STOCK

On May 4, 2006, the Xact Aid, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Nexgen Biogroup, Inc. ("Nexgen"), for the sale of the 1,000,000 shares (the "Shares") of the common stock of Brooke Carlyle Life Sciences, Inc. ("Brooke Carlyle") held by the Company, which represents all or substantially all of the assets of the Company, for $1,000 cash, representing a consideration of $.001 per share of Brooke Carlyle, Brooke Carlyle's par value per Share (the "Sale"). Also, on May 4, 2006, the Company's Board of Directors and the shareholders of the Company holding the majority of issued and outstanding shares of the Company's common stock approved and accepted the offer for the Sale of Brooke Carlyle stock to Nexgen, thus authorizing the Company to enter into the Agreement. The Board believes that the Sale of the Brooke Carlyle stock is in the best interests of the Company and its shareholders in order to satisfy and comply with the terms of the Share Exchange Agreement (the "Share Agreement") requiring the Sale of the Brooke Carlyle stock, as further explained below. The Board of Directors further believes that such Sale in connection with entering into the Share Agreement will provide to the Company the best opportunity to proceed with restructuring its business via the acquisition of Technorient.

Brooke Carlyle is a development stage company in the business of developing biomedical testing products. In accordance with the terms of the Agreement, the Company agreed to: (i) sell, assign and transfer to Nexgen any and all of its rights, title and interests in Brooke Carlyle; and (ii) transfer to Nexgen 1,000,000 shares of Brooke Carlyle common stock.

SHARE EXCHANGE AGREEMENT

On March 3, 2006, the Company entered into a non-binding letter of intent ("LOI") with Technorient, Limited ("Technorient"), a company formed under the laws of Hong Kong, for a proposed share exchange with Technorient (the "Share Exchange"). Pursuant to the LOI, the Company intended to acquire not less than 99.92% of the capital stock of Technorient in exchange for the issuance of shares of the Company's Preferred Stock which were proposed to be authorized and would be convertible into 95% of the outstanding capital stock of the Company, as was disclosed in a definitive Information Statement on Schedule 14(c) filed with the Securities and Exchange Commission ("SEC") on March 28, 2006, and mailed to the Company's shareholders on March 30, 2006. In early May of 2006 the Board of Directors was presented with the agreement as referred to in the LOI for the share exchange with Technorient. On May 4, 2006 the Board of Directors of the Company and shareholders holding the majority of the Company's issued and outstanding common stock, approved for the Company to enter into said agreement.

On June 9, 2006, the Share Exchange Agreement (the "Share Agreement") was entered into by and among the Company, Fred De Luca, a director of the Company ("De Luca"); Corich Enterprises Ltd., a British Virgin Islands corporation ("Corich"), Herbert Adamczyk ("Mr. Adamczyk"; Mr. Adamczyk and Corich are hereinafter collectively referred to as the "Sellers"); and Technorient Limited, a Hong Kong corporation (the Company, De Luca, the Sellers and Technorient are hereinafter collectively referred to as the "Parties"). Subsequently, on July 15, 2006, the amended Share Exchange Agreement (the "Amended Share Agreement") was entered into by the Parties which agreement replaced in its entirety and superseded the Share Agreement. Pursuant to the terms of the Amended Share Agreement, the Company shall acquire from the Sellers 49% of the outstanding capital stock of Technorient in consideration of the Company issuing to the Sellers and Orient Financial Services Ltd. ("OFS") 972,728 shares of Series A Convertible Preferred Stock (the "Preferred Shares") which will be convertible into 89,689,881 shares of the Company's Common Stock (the "Issuance"), representing 53.5% of the outstanding Common Stock of the Company on a fully diluted basis, taking into account the Issuance. After giving effect to the Issuance assuming full conversion of the Preferred Shares, there will be approximately 167,644,553 shares issued and outstanding of the Company's Common Stock. The closing of the transactions contemplated by the Amended Share Agreement is scheduled to occur on or before August 9, 2006 (the "Closing").

Conditions precedent to the closing of the Amended Share Agreement include, but are not limited to the following: (i) that the holders of the Company's 10% Callable Secured Convertible Notes (the "Notes") in the aggregate amount of $1,000,000 will convert the Notes into 5,029,337 restricted shares of the Company's Common Stock; (ii) that the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing; (iii) that Edward W. Withrow, III, a related party of the Company, holder a certain note in the principal amount of $950,000 convert such amount into 16,600,000 restricted shares of the Company's Common Stock; (iv) that Technorient shall have received all of the regulatory approvals and authorizations from the Hong Kong Stock Exchange necessary to consummate the transactions contemplated by the Amended Share Agreement; (v) that De Luca and Federico Cabo shall have delivered their stock certificates together with the required stock powers to the Company for cancellation of 9,000,000 shares of Common Stock of the Company; and (vi) that the Company, at Closing shall have no assets or liabilities, such that on or before the Closing the Company shall transfer all of its assets, including the shares of Brooke Carlyle Life Sciences, Inc., and liabilities to a third party or parties reasonably acceptable to Seller. Closing of the acquisition is scheduled for July 30, 2006.

Technorient a company formed under the laws of Hong Kong whose principal business is the importation and distribution of luxury sports cars in Hong Kong, Macau and China. Through its wholly owned operating subsidiaries Italian Motors Ltd. and Autoitalia Ltd., Technorient has operated as exclusive distributor for Ferrari and Maserati brand motorcars in Hong Kong and Macau since 1984 and, from 1994 to 2004, in the Peoples Republic of China ("China"). Since 2004, Technorient has been developing a dealer network in China to work closely with the Ferrari SpA controlled distributor based in Shanghai.

On June 12, 2006, the Company issued a press release announcing the entry into the aforementioned material agreement. A copy of this press release was annexed as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on June 15, 2006, and is incorporated herein by reference.


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Pro forma financial information.

Not applicable.

(d) Exhibits.

      Exhibit
      Number      Description
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      10.1        Share Exchange  Agreement,  by and among the Company;  Fred De
                  Luca,   Corich   Enterprises,   Inc.,   Herbert  Adamczyk  and
                  Technorient, Limited, dated July 15, 2006. (Filed herewith).

      10.2 Stock Purchase Agreement, entered into on May 4, 2006, by and between the Company and Nexgen Biogroup, Inc. (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 15, 2006).

      99.1        Press Release issued by Xact Aid,  Inc.,  dated June 12, 2006.
                  (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 15, 2006).

      99.2        Press Release issued by Xact Aid,  Inc.,  dated June 13, 2006.
                  (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 15, 2006).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XACT AID, INC.



Date: July 28, 2006                    /s/ Robert G. Pautsch
                                        ---------------------------------
                                            Robert G. Pautsch
                                            President